SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2003

SLM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	File No. 001-13251	52-2013874
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

11600 Sallie Mae Drive, Reston, Virginia	20193

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:	(703) 810-3000

Not Applicable

(former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)   Financial Statements of Businesses Acquired:

Not applicable.

        (b)   Pro Forma Financial Information:

Not applicable.

        (c)   Exhibits:

99.1 Press Release dated April 17, 2003

99.2 Additional Information Available on the Registrant’s Website

Item 9. Regulation FD Disclosure

     The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

     On April 17, 2003, SLM Corporation issued a press release with respect to its earnings for the fiscal quarter ended March 31, 2003, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Additional information for the quarter, which is available on the Registrant’s website at www.salliemae/investor/corpreports.html, is furnished as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

By: /s/ John F. Remondi Name: John F. Remondi Title: Executive Vice President, Finance

Dated: April 17, 2003

SLM CORPORATION

Form 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 17, 2003
99.2	Additional Information Available on the Registrant’s Website